Prospectus
FEBRUARY 28, 2010

BBH BROAD MARKET FUND
CLASS N SHARES (TICKER BBBMX)
CLASS I SHARES (TICKER BBBIX)

These Securities Have Not Been Approved Or Disapproved By The Securities And Exchange Commission (“SEC”) Or Any State Securities Commission, Nor Has The SEC Or Any State Securities Commission Passed Upon The Accuracy Or Adequacy Of This Prospectus. Any Representation To The Contrary Is A Criminal Offense.

I.	BBH BROAD MARKET FUND SUMMARY

INVESTMENT OBJECTIVE

The investment objective of the BBH Broad Market Fund (the “Fund”) is to provide maximum total return, consistent with preservation of capital and prudent investment management.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold the Fund’s Class N and Class I shares.

Shareholder Fees
(Fees paid directly from your investment)
	Class N	Class I
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee on shares held less than 30 days after purchase
(as a percentage of amount redeemed, if applicable)	1.00%	1.00%
Exchange Fee	None	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I
Investment Advisory and Administrative Services Fee	0.30%	0.30%
Distribution (12b-1) Fees	None	None
Other Expenses	0.22%	0.07%

Total Annual Fund Operating Expenses	0.52%	0.37%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund’s Class N and Class I shares to the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund’s Class N and Class I shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund’s Class N and Class I shares remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$53	$167	$291	$653
Class I Shares	$38	$119	$208	$468

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 125% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing in a well-diversified portfolio of high quality fixed income instruments. These investments will be primarily focused in notes and bonds issued by domestic and foreign corporations and financial institutions and U.S. Government, Government agencies and Government guaranteed issuers. The Fund may also purchase asset-backed securities, mortgage backed securities, and other sovereign debt when the Fund believes that the additional income from these securities justifies a higher risk of allocations to these asset classes. The Fund may invest in money market instruments, repurchase agreements and derivative instruments to meet its investment objective.

PRINCIPAL RISKS OF THE FUND

The principal risks of investing in the Fund and the circumstances reasonably likely to adversely affect an investment are described below. The share price of the Fund changes daily, based on market conditions and other factors. A shareholder may lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

Market Risk:

This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company’s individual situation.

Interest Rate Risk:

Interest rate risk refers to the price fluctuation of a bond in response to changes in interest rates.

Credit Risk:

Credit risk refers to the likelihood that an issuer will default on interest or principal payments.

Issuer Risk:

The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk:

Liquidity risk exists when a particular instrument is difficult to purchase or sell. Size of a transaction or illiquid markets may be factors.

Maturity Risk:

Interest rate risk, as discussed above, will generally affect the price of a fixed income security more if the security has a longer maturity.

Pre-payment Risk:

Securities such as mortgage-backed and asset-backed securities have pre-payment risk. Rising interest rates tend to extend the duration of mortgage-related securities, and declining interest rates tend to lead borrowers to pay off their mortgages sooner than expected. As a result, in a period of fluctuating interest rates, the Fund that holds mortgage-related securities may exhibit additional volatility. Asset-backed securities are subject to many of the same risks as mortgage-backed securities including prepayment and extension risk.

Derivatives Risk:

Derivatives are financial contracts whose value depend on, or are derived from, the value of an underlying asset or index. Risks are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Risks include liquidity risk, interest rate risk, market risk, credit risk, risk of mispricing or improper valuation and the risk of miscorrelation. The Fund could lose more than the principal amount invested.

Foreign Investment Risk:

Investing in securities of foreign issuers involves risks not typically associated with investing in securities of domestic issuers, including foreign exchange risk, regulatory risk and tax risk. Changes in political or social conditions, diplomatic relations, government administrations or economic or monetary policies in the United States or abroad or limitations on the removal of funds or assets may adversely affect the value of the investments in the Fund.

Leveraging Risk:

Leverage includes borrowing and reverse repurchase agreements and in some cases derivative contracts. Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Leveraging is speculative, tends to exaggerate the effect of any increase or decrease in the value of the Fund’s securities and may cause the Fund to be more volatile.

Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed by, Brown Brothers Harriman & Co. or any other bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency.

FUND PERFORMANCE

The Fund is a successor to a mutual fund of the same name, which was a series of BBH Fund, Inc. (the “Predecessor Fund”). The Predecessor Fund was also managed through a separately identifiable department of Brown Brothers Harriman & Co. Performance provided reflects the performance of the Predecessor Fund for periods prior to its reorganization into the Fund, as of the close of business on June 12, 2007. Prior to the reorganization, the Fund did not have any investment operations. Accordingly, the performance information and financial information provided in this Prospectus for the periods prior to that date is historical information of the Predecessor Fund adjusted to reflect the Fund’s anticipated expenses.

The following bar chart and tables give an indication of the risks involved with an investment in the Fund. The bar chart shows changes in the performance of the Fund’s Class N shares from year to year. The tables show how the average annual returns of the Fund’s Class N and Class I shares for the periods indicated compare to those of a broad measure of market performance.

When you consider this information, please remember that the Fund’s performance (before and after taxes) in past years is not necessarily an indication of how the Fund will perform in the future.

Total Return for Class N Shares (% Per Calendar Year)

Highest Performing Quarter: 4.60% in 4th quarter of 2008
Lowest Performing Quarter: (2.53)% in 2nd quarter of 2004

Average Annual Total Returns (Through December 31, 2009)

The total returns provided reflect the performance of the Predecessor Fund for periods prior to its reorganization into the Fund, as of the close of business on June 12, 2007. Prior to the date of the reorganization, the Fund did not have any investment operations. Accordingly, the performance information is historical information of the Predecessor Fund. Historical total return information for any period prior to the Predecessor Fund’s commencement of operations (December 22, 2000 for Class N shares and December 3, 2002 for Class I shares) will be that of the BBH Broad Market Fixed Income Portfolio adjusted to assure that all charges, expenses and fees which are presently in effect for each class were deducted during such periods, as permitted by applicable SEC staff interpretations.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns for Class I Shares will differ from those shown above for Class N Shares. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

			Start of
			Performance
			(Since
	1 Year	5 Years	7/20/2000)
Class N Shares
Return Before Taxes	5.93%	3.90%	5.57%
Return After Taxes on Distributions	4.98%	2.41%	3.94%
Return After Taxes on Distributions and
Sale of Fund Shares**	3.84%	2.46%	3.80%

Class I Shares
Return Before Taxes	5.96%	4.02%	5.73%

Barclays Capital U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)	5.93%	4.97%	6.18%

INVESTMENT ADVISER

Through a separately identifiable department (the “SID” or “Investment Adviser”) registered with the Securities and Exchange Commission (“SEC”) under the Investment Adviser Act of 1940, as amended, Brown Brothers Harriman & Co. (“BBH&Co.”) serves as the Investment Adviser to the Fund. Mr. John W. Ackler, CFA, manages the assets of the Fund on a day-to-day basis. Mr. Ackler is a Senior Vice President of BBH&Co. and has managed the Fund since 2009.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange (“NYSE”) is open). The Fund executes purchases of Fund shares at the current net asset value per share (“NAV”) which is next determined after the Fund receives the purchase order, including acceptable payment for such order. An investor who has an account with a financial institution with which the Fund has entered into an eligible institution agreement (“Eligible Institution”) or a bank, broker or other financial intermediary with which the Fund or its Shareholder Servicing Agent has contracted (“Financial Intermediary”), may place purchase orders for Fund shares through that Eligible Institution or Financial Intermediary which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. An investor who does not have an account with an Eligible Institution or Financial Intermediary must place purchase orders for Fund shares with the Fund through ALPS Fund Services, Inc. (the “Transfer Agent”), P.O. Box 46094, Denver, CO 80201.

Shareholders may redeem shares held directly in the name of a shareholder on the books of the Fund by submitting a redemption request to the Fund through the Fund’s Transfer Agent. Normally, the Fund pays proceeds resulting from such redemption directly to the shareholder on the next business day after the redemption request is executed. Shareholders must redeem shares held by an Eligible Institution or a Financial Intermediary on behalf of such shareholder pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. The Fund pays proceeds from a redemption to that shareholder’s account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the redemption of Fund shares.

Investment Minimums*

Minimum initial and subsequent purchase amounts vary depending on the class of shares you buy.

	Class N	Class I
Initial Purchases	$25,000	$5,000,000
Subsequent Purchases	$25,000	$ 25,000

* BBH&Co., the Fund’s Shareholder Servicing Agent, may change these investment minimums from time to time. Each Eligible Institution and each Financial Intermediary may establish and amend, from time to time, a minimum initial and a minimum subsequent purchase requirement for its customers which currently is as low as $1,000.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two.

PAYMENTS TO BROKER DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

II.	INVESTMENT OBJECTIVE, STRATEGIES, RISKS AND PORTFOLIO HOLDINGS

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide maximum total return, consistent with preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGIES

The Investment Adviser will invest the assets of the Fund in a well-diversified portfolio of high quality fixed income instruments. These investments will be primarily focused in notes and bonds issued by domestic and foreign corporations and financial institutions and U.S. Government, Government agencies and Government guaranteed issuers. The Fund may also purchase asset-backed securities, mortgage backed securities, and other sovereign debt when the Investment Adviser believes that the additional income from these securities justifies a higher risk of allocations to these asset classes. The Fund may invest in money market instruments, repurchase agreements and derivative instruments to meet its investment objective.

Despite comparisons contained in the Fund’s shareholder reports, the Fund will not measure its performance success nor alter its construction in relation to any particular benchmark or index. Instead, the Fund will seek to preserve capital and to generate a positive absolute return, while attempting to avoid instances of negative total return over extended periods of time. The Fund will have the flexibility to invest in the sectors, industries, securities and durations that the Investment Adviser identifies as offering attractive risk-adjusted returns consistent with the Fund’s investment objective.

While the assets of the Fund will be primarily invested in securities denominated in U.S. dollars, some investments may be denominated in other currencies. The weighted average rating of the Fund’s total fixed income holdings will be investment grade. In response to adverse market, economic, political and other conditions, the Investment Adviser may make temporary investments for the Fund that are not consistent with its investment objective and principal investment strategies. Such investments may prevent the Fund from achieving its investment objective.

Mortgage-Backed and Asset-Backed Securities

Mortgage-backed securities are collateralized by pools of residential or commercial mortgage loans, including first and second mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.

Asset-backed securities are collateralized by pools of obligations or assets. Most asset-backed securities involve pools of consumer or commercial debts with maturities of less than ten years. However, almost any type of assets may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes, or pass through certificates. Asset-backed securities have prepayment risks. Mortgage and asset-backed securities may be structured as floaters, inverse floaters, interest only and principal only obligations.

Derivative Instruments

Rather than investing directly in the securities in which the Fund invests, the Fund may use derivatives investments to gain or reduce exposure to market movements related to such securities, or to other risks such as interest rate or currency risk. The Fund may, but is not required to use derivative instruments for risk management purposes or as part of its investment strategies. The Investment Adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed. Derivative investments include futures, swap and option contracts.

Futures:

Common features of future contracts include: (1) standardized contract features; (2) traded on organized exchanges; and (3) limited maturity, usually 3 months. As the price of the underlying security changes day to day, the value of the future contract also changes. Both buyer and seller recognize this daily gain or loss by transferring the relative gain or loss to the other party. This is called “the daily margin” requirement. The use of futures gives the Investment Adviser tremendous flexibility in managing the investment risk.

Credit Quality

The Fund will maintain an ongoing minimum dollar-weighted average credit quality of investment grade (Baa3 / BBB-). The Investment Adviser may invest a portion of the assets of the Fund in fixed income securities rated below investment grade or, if unrated, determined by the Investment Adviser to be of comparable quality. Credit ratings for individual holdings are assigned by nationally recognized statistical rating organizations (“NRSRO”) such as Moody’s Investor Service (“Moody’s”) or Standard & Poor’s (“S&P”). When computing average credit quality, each holding is assigned a numerical rating equivalent, based on a scale that runs from 1 for U.S. Treasury obligations to 24 for securities rated D by a NRSRO (securities in default). The weightings for derivatives contracts are determined by their notional value as a portion of the Fund’s NAV and their credit quality is based on the fixed income instruments whose performance they track.

PRINCIPAL RISKS OF THE FUND

The principal risks of investing in the Fund and the circumstances reasonably likely to adversely affect an investment are described below. The share price of the Fund changes daily, based on market conditions and other factors. A shareholder may lose money by investing in the Fund. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Market Risk:

This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company’s individual situation.

Interest Rate Risk:

Interest rate risk refers to the price fluctuation of a bond in response to changes in interest rates. In general, bonds with shorter maturities are less sensitive to interest rate movements than those with longer maturities, (i.e. when interest rates increase, bond prices fall).

Credit Risk:

Credit risk refers to the likelihood that an issuer will default on interest or principal payments.

Issuer Risk:

The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk:

Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a transaction is particularly large or if the relevant market is illiquid (as is the case with many restricted securities), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Securities in the Fund are generally less liquid than many other investments including but not limited to securities issued by the U.S. Government, commercial paper and those of higher rated investment grade corporate securities.

Maturity Risk:

Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the Fund’s investments will affect the volatility of the Fund’s share price.

Pre-payment Risk:

Securities such as mortgage-backed and asset-backed securities have pre-payment risk. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. Asset-backed securities are subject to many of the same risks as mortgage-backed securities including prepayment and extension risk.

Derivatives Risk:

Derivatives are financial contracts whose value depends on, or are derived from, the value of an underlying asset, reference rate or index. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Fund could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Foreign Investment Risk:

Investing in securities of foreign issuers involves risks not typically associated with investing in securities of domestic issuers, including foreign exchange risk, regulatory risk and tax risk. Changes in political or social conditions, diplomatic relations, or limitations on the removal of funds or assets may adversely affect the value of the investments in the Fund. Changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of Fund securities and could favorably or unfavorably affect the Fund’s operations. The economies of individual foreign nations differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to interest paid to the Fund by domestic issuers.

Because foreign securities generally are denominated and pay interest in foreign currencies, and the Fund holds various foreign currencies from time to time, the value of the assets of the Fund as measured in U.S. dollars is affected favorably or unfavorably by changes in exchange rates. The Fund also incurs costs in connection with conversion between various currencies.

Leveraging Risk:

Leverage includes borrowing and reverse repurchase agreements and in some cases derivative contracts. Leveraging is speculative and may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s securities. The use of leveraging may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed by, Brown Brothers Harriman & Co. or any other bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency.

PORTFOLIO HOLDINGS

The Board of Trustees of the Fund (the “Board”) receives periodic reports from the Investment Adviser concerning arrangements involving the disclosure of portfolio securities.

Information concerning the Fund’s portfolio holdings is available on the Fund’s website at www.bbhfunds.com. A complete listing of the Fund’s portfolio holdings as of the end of each month is posted on the website approximately 15 days after the end of the month and remains posted until replaced by the information for the succeeding month. Monthly portfolio holdings information will remain available and be updated on a continuous basis.

The Fund does not disclose nonpublic information about its holdings to any third party (other than its services providers and authorized governmental or regulatory personnel). A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available on the Fund’s Statement of Additional Information (“SAI”).

You may also access from the “Online Literature/Holdings Report” section of the website, portfolio information as of the end of each of the Fund’s fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

III.	MANAGEMENT OF THE FUND

BBH, a New York limited partnership, located at 140 Broadway, New York, NY 10005 and established in 1818, serves as the Investment Adviser to the Fund through a separately identifiable department (the “SID”). The SID is registered with the SEC under the Investment Advisers Act of 1940, as amended.

Subject to the general supervision of the Board, the Investment Adviser makes the day-to-day investment decisions for the Fund, places the purchase and sale orders for the portfolio transactions of the Fund, and generally manages the Fund’s portfolio of investments. BBH&Co. provides a broad range of investment management services for customers in the United States and abroad. At December 31, 2009, it managed total assets of approximately $38.2 billion, $1.5 billion of which represents total net assets in the Fund.

In addition to a continuous investment program, BBH&Co. serves as the Fund’s Administrator, which provides administrative services to the Fund, such as officers (including the Fund’s Chief Compliance Officer and Chief Financial Officer), as well as shareholder communications and tax compliance.

Investment Advisory and Administrative Fee

For investment advisory and administrative services, BBH&Co. receives a combined fee, computed daily and payable monthly, equal to 0.30% of the average daily net assets of the Fund. This fee compensates BBH&Co. for its services and its expenses (such as salaries of its personnel).

A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s Annual Report dated October 31, 2009.

Portfolio Manager

John W. Ackler, CFA, manages the assets of the Fund on a day-to-day basis. Mr. Ackler is a Senior Vice President and has managed the Fund since 2009. Investment strategies for the Fund and all other fixed income accounts managed by the Investment Adviser are formed by the Adviser’s Fixed Income Strategy Group. All issuers eligible for purchase in fixed income accounts managed by the Investment Adviser are approved by the Investment Adviser’s Fixed Income Credit Committee. Mr. Ackler is responsible for the effective and consistent implementation of those strategies and policies as they pertain to the Fund.

The Fund’s SAI provides additional information about the Portfolio Manager’s compensation, management of other accounts and ownership of shares of the Fund.

IV.	SHAREHOLDER INFORMATION

Fund Valuation Policies

The Fund normally determines the Fund’s NAV once daily at 4:00 p.m., Eastern Standard time on each day the NYSE is open for regular trading. The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The determination of the Fund’s NAV is made by subtracting from the value of the total net assets of the Fund the amount of its liabilities and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

The Fund’s NAV may change on days when shareholders will not be able to purchase or redeem Fund shares.

The Fund has a valuation policy, which requires each security to be valued as of the close of the NYSE normally at 4:00 p.m., Eastern Standard time, each business day when determining the Fund’s NAV. The valuation policy further requires that if market quotations are unavailable or available but considered unreliable, then that security price should be overridden and fair valuation price be determined and used.

The Fund generally values fixed income securities according to prices furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. Prices furnished by an independent pricing service are intended to be indicative of the mean between the bid and asked prices currently offered to institutional investors for the securities.

If quotations are not readily available, the assets are valued at fair value in accordance with procedures established by the Board of the Fund. A security or other asset held by the Fund may also be fair valued if events materially affecting the price of the security or other asset occur between the time the exchange on which the security or other asset is traded closes and the time the Fund values its assets.

Exchange traded options are valued at their most recent sale price on the exchange, or if no such sales are reported, at the average bid price, or if it is not possible to determine the average bid price, at the most recent bid quotation, in the case of purchased options, or at the most recent asked quotation, in the case of written options. Over-the-counter options are valued at: (i) the most recent bid quotation supplied by a leading dealer, in the case of a purchased option; and (ii) at the most recent asked quotation supplied by a leading dealer, in the case of a written option.

Futures are valued at the most recent settlement price on the relevant exchange.

Foreign currency forward contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rates.

“Total rate of return” swap transactions are valued using a model for the transaction developed by the Investment Adviser’s Fixed Income Quantitative Research team.

Where a market quotation for a portfolio security is not readily available, and no independent pricing service furnishes a price, the value of the security used in computing NAV is its fair value as determined in good faith under procedures approved by the Fund’s Board.

The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Fund’s Investment Adviser determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

If (i) one or more markets in which the Fund’s securities or other assets trade have closed or are disrupted as a result of unusual or extraordinary events or (ii) some other market or economic event causes one or more securities or other assets held by the Fund to experience a significant change in value after the normal close of the market on which the security trades, and (iii) the Fund’s Investment Adviser has determined in good faith that the potential impact of such events on the NAV of the Fund exceeds 1/2 of 1.00%, the security will be fair valued.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

Description of Share Classes

The Fund offers Class N shares and Class I shares through this prospectus each representing interests in a single portfolio of securities. Class N shares and Class I shares have different operating expenses which affect their performance. Neither Class N shares nor Class I shares convert to any other class of shares of the Fund.

Account Transactions

Purchase of Shares

The Fund offers shares on a continuous basis at their NAV without a sales charge. The Fund reserves the right to determine the purchase orders for Fund shares that it will accept. Investors may purchase shares on any day the Fund’s NAV is calculated. The Fund executes purchases of Fund shares at the current NAV which is next determined after the Fund receives the purchase order, including acceptable payment for such order. Shares are entitled to dividends declared, if any, starting as of the first business day following the day the Fund executes the purchase order on the books of the Fund.

An investor who has an account with an Eligible Institution or a Financial Intermediary may place purchase orders for Fund shares through that Eligible Institution or Financial Intermediary that holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the purchase of Fund shares.

An investor who does not have an account with an Eligible Institution or Financial Intermediary must place purchase orders for Fund shares with the Fund through its Transfer Agent. Such investor’s order will be priced at the NAV next calculated after the Fund receives payment and that payment has been converted into Federal Funds. Such an investor has such shares held directly in the investor’s name on the books of the Fund and is responsible for arranging for the payment of the purchase price of Fund shares.

Investment Minimums*

Minimum initial and subsequent purchase amounts vary depending on the class of shares you buy.

	Class N	Class I

Initial Purchases	$25,000	$5,000,000
Subsequent Purchases	$25,000	$ 25,000

* BBH&Co., the Fund’s Shareholder Servicing Agent, may change these investment minimums from time to time. Each Eligible Institution and each Financial Intermediary may establish and amend, from time to time, a minimum initial and a minimum subsequent purchase requirement for its customers which currently is as low as $1,000.

Redemption of Shares

The Fund executes a redemption request at the current NAV which is next determined after the Fund receives the redemption request. The Fund normally determines the Fund’s NAV daily at 4:00 p.m., Eastern Standard time on each day that the equity markets of the NYSE is open for a full day of trading. Shares continue to earn dividends declared, if any, through the business day that the Fund executes the redemption request on the books of the Fund.

Shareholders must redeem shares held by an Eligible Institution or a Financial Intermediary on behalf of such shareholder pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. The Fund pays proceeds of a redemption to that shareholder’s account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the redemption of Fund shares.

Shareholders may redeem shares held directly in the name of a shareholder on the books of the Fund by submitting a redemption request to the Fund through the Transfer Agent. The Fund pays proceeds resulting from such redemption directly to the shareholder generally on the next business day after the redemption request is executed.

Redemption Fee

Fund shares that are redeemed within a 30 day holding period will be subject to a redemption fee of 1.00% of the total redemption proceeds. The holding period shall commence on the next business day following the date your purchase order is received by the Fund and shall apply to any redemption made on or before the 30th day from that date. The redemption fee is payable to the Fund and is intended to reduce the impact on remaining investors in the Fund of the costs incurred by the Fund in meeting redemption requests from investors who are not long-term investors. For purposes of determining whether the redemption fee applies, shares held the longest will be redeemed first.

Redemptions by the Fund

The Shareholder Servicing Agent has established a minimum account size of $25,000 for Class N shares and $5,000,000 for Class I shares, which may be changed from time to time. If the value of a shareholder’s holdings in the Fund falls below that amount because of a redemption of shares, the Fund reserves the right to redeem the shareholder’s remaining shares. If such remaining shares are to be redeemed, the Fund will notify the shareholder and will allow the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed.

Each Eligible Institution and each Financial Intermediary may establish and change from time to time for their respective customers a minimum account size, each of which may be lower than that established by the Shareholder Servicing Agent.

Further Redemption Information

Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

The Fund has reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the Fund makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. The Fund does not expect to make in-kind distributions, but if it does, the Fund will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the Fund’s net assets, whichever is less. The Fund may suspend a shareholder’s right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit.

Frequent Trading Policy

Frequent or short-term trading into and out of the Fund, or Time-zone arbi-trage (i.e. the nearly simultaneous purchase and sale of foreign securities in different markets in order to profit from price discrepancies between the time as of which the price of the portfolio security is determined and the NYSE closing time as of which the Fund’s NAV is computed), can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), dilute the interests of other shareholders, increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated.

The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s shares. As described above, the Fund imposes a 1.00% fee on redemptions of Fund shares made within 30 days from the date of purchase. The Fund also monitors trading in Fund shares in an effort to identify disruptive trading activity.

In addition, each agreement among the Fund, its distributor, Eligible Institution and Financial Intermediary will contain representations concerning the Eligible Institution’s and Financial Intermediary’s policies and procedures to monitor, deter and report instances of market timing.

No matter how the Fund defines its limits on frequent trading of Fund shares, other purchases and sales of Fund shares, not deemed to be frequent trading, may have adverse effects on the management of the Fund’s portfolio and its performance.

The Fund’s objective is that its redemption fees and restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through an Eligible Institution or a Financial Intermediary in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

The Investment Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund shares.

Dividends and Distributions

The Fund declares and pays monthly dividends and makes capital gains distributions if any, once a year. The Fund may pay additional distributions and dividends at other times if necessary for the Fund to avoid federal tax. The Fund expects distributions to be primarily from income. The Fund pays dividends and capital gains distributions to shareholders of record on the record date.

Unless a shareholder whose shares are held directly in the shareholder’s name on the books of the Fund elects to have dividends and capital gains distributions paid in cash, the Fund automatically reinvests dividends and capital gains distributions in additional Fund shares without reference to the minimum subsequent purchase requirement. There are no sales charges for the reinvestment of dividends.

Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

Taxes

Redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are normally taxable events. The following table summarizes the tax status to you of certain transactions related to the Fund.

Transaction	Federal Tax Status

Redemption or exchange of shares	Usually capital gain or loss, long-term only if shares owned more than one year

Long-term capital gain distributions	Long-term capital gain

Dividends, term, capital gain rates	Ordinary income, potentially taxable at long-term

Distributions attributable to short-term capital gains are treated as dividends, normally taxable as ordinary income. Ordinary income dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in Fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the Fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax-exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations. Long term capital gain distributions are taxable to you as long-term capital gains regardless of how long you have owned your shares. You may want to avoid buying shares when the Fund is about to declare a capital gain distribution or a dividend because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the Fund will provide you with information about the distributions and dividends you received and any redemption of shares during the previous year.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the Fund.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the Fund.

V.	FINANCIAL HIGHLIGHTS

The Financial Highlights provided reflect the performance of the Predecessor Fund for periods prior to its reorganization into the Fund, as of the close of business on June 12, 2007. Prior to the date of the reorganization, the Fund did not have any investment operations. Accordingly, the performance information is historical information of the Predecessor Fund.

The Financial Highlights tables are intended to help an investor understand the Fund’s Class N shares and Class I shares financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report which is available upon request.

Selected per share data and ratios for a Class N share outstanding throughout each year

	For the years ended October 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$9.31	$9.92	$10.10	$10.19	$10.57

Income from investment operations:
Net investment income[1]	0.30	0.44	0.46	0.48	0.42
Net realized and unrealized
gain (loss)	0.96	(0.63)	(0.21)	(0.03)	(0.27)

Total income (loss) from
investment operations	1.26	(0.19)	0.25	0.45	0.15

Less dividends and distributions:
From net investment income	(0.33)	(0.42)	(0.43)	(0.46)	(0.41)
From net realized gains	–	–	–	(0.08)	(0.12)

Total dividends and distributions	(0.33)	(0.42)	(0.43)	(0.54)	(0.53)

Net asset value, end of year	$10.24	$9.31	$9.92	$10.10	$10.19

Total return	13.63%	(2.08)%	2.42%	4.64%	1.49%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$870	$160	$168	$147	$149
Ratio of expenses to average
net assets	0.52%[2]	0.58%[2]	0.61%[2]	0.55%[2]	0.57%[2]
Ratio of net investment income to
average net assets	2.96%	4.42%	4.62%	4.75%	4.06%
Portfolio turnover rate	125%	185%	275%	325%	211%

[1]	Calculated using average shares outstanding for the year.
[2]

The ratio of expenses to average net assets for the year ended October 31, 2009, 2008, 2007, 2006 and 2005 reflect fees reduced as a result of an expense offset arrangement with the Fund’s custodian. Had this arrangement not been in place, this ratio would have been 0.52%, 0.58%, 0.62%, 0.56% and 0.58% respectively.

Selected per share data and ratios for a Class I share outstanding throughout each year.

	For the years ended October 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$9.31	$9.92	$10.10	$10.19	$10.57

Income from investment operations:
Net investment income[1]	0.31	0.46	0.48	0.50	0.44
Net realized and unrealized
gain (loss)	0.95	(0.64)	(0.20)	(0.04)	(0.27)

Total income (loss) from
investment operations	1.26	(0.18)	0.28	0.46	0.17

Less dividends and distributions:
From net investment income	(0.34)	(0.43)	(0.46)	(0.47)	(0.43)
From net realized gains	–	–	–	(0.08)	(0.12)

Total dividends and distributions	(0.34)	(0.43)	(0.46)	(0.55)	(0.55)

Net asset value, end of year	$10.23	$9.31	$9.92	$10.10	$10.19

Total return	13.67%	(1.92)%	2.58%	4.79%	1.64%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$455	$95	$121	$94	$94
Ratio of expenses to average
net assets	0.37%[2]	0.42%[2]	0.46%[2]	0.40%[2]	0.42%[2]
Ratio of net investment income to
average net assets	3.11%	4.56%	4.78%	4.92%	4.21%
Portfolio turnover rate	125%	185%	275%	325%	211%

[1]	Calculated using average shares outstanding for the year.
[2]

The ratio of expenses to average net assets for the year ended October 31, 2009, 2008, 2007, 2006 and 2005 reflect fees reduced as a result of an expense offset arrangement with the Fund’s custodian. Had this arrangement not been in place, this ratio would have been 0.37%, 0.42%, 0.47%, 0.41% and 0.44% respectively.

MORE INFORMATION ON THE FUND IS AVAILABLE FREE UPON REQUEST, INCLUDING THE FOLLOWING:

Annual/Semi-Annual Report

The Fund’s Annual and Semi-Annual Reports to Shareholders describe the Fund’s investments, performance and list portfolio holdings. The Fund’s Annual Report contains a letter from the Fund’s Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund’s performance during its last fiscal year.

To reduce expenses, we mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-625-5759 or if your shares are held through a financial institution please contact them directly. We will begin sending you individual copies three business days after receiving your request.

Statement of Additional Information

The SAI provides more details about the Fund and its policies and information on the Fund’s non-principal investment strategies. A current SAI is on file with the SEC and is incorporated by reference (is legally considered part of this Prospectus).

To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge or to make shareholder inquiries:

By telephone:	Call 1-800-625-5759

By mail write to the Fund’s Shareholder Servicing Agent:

Brown Brothers Harriman & Co.
140 Broadway
New York, New York 10005

By E-mail send your request to:	bbhfunds@bbh.com

On the Internet:

Certain Fund documents, including a recent statement of Fund holdings, can be viewed online or downloaded from Fund’s website at: http://www.bbhfunds.com

Information about the Fund (including the SAI) can be reviewed and copied by visiting the SEC’s Public Reference Room in Washington, DC. Additionally, information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-21829

Prospectus
F E B R U A R Y 2 8 , 2 0 1 0

BBH CORE SELECT
CLASS N SHARES (TICKER BBTEX)

These Securities Have Not Been Approved Or Disapproved By The Securities And Exchange Commission (“SEC”) Or Any State Securities Commission, Nor Has The SEC Or Any State Securities Commission Passed Upon The Accuracy Or Adequacy Of This Prospectus. Any Representation To The Contrary Is A Criminal Offense.

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I.     BBH CORE SELECT SUMMARY

INVESTMENT OBJECTIVE

The investment objective of the BBH Core Select (the “Fund”) is to provide investors with long-term growth of capital on an after-tax basis.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold the Fund’s Class N shares.

Shareholder Fees
(Fees paid directly from your investment)
Class N
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee on shares held less than 30 days after purchase
(as a percentage of amount redeemed, if applicable)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Class N
Investment Advisory and Administrative Services Fee	0.80%
Distribution (12b-1) Fees	None
Other Expenses	0.39%

Total Annual Fund Operating Expenses	1.19%

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EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund’s Class N shares to the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund’s Class N shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that an investment has a 5% return each year and that the Fund’s Class N shares operating expenses remain the same. Although your actual costs maybe higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$121	$378	$654	$1,443

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally will invest in publicly traded equity securities. Equity securities include exchange-traded and over-the counter common stocks and preferred stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities. The Fund invests in equities issued by domestic and foreign firms both directly and in the form of depository receipts representing an interest in these securities.

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PRINCIPAL RISKS OF THE FUND

The principal risks of investing in the Fund and the circumstances reasonably likely to adversely affect an investment are described below. The share price of the Fund changes daily, based on market conditions and other factors. A shareholder may lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

Diversification Risk:

The Fund is classified as “non-diversified” pursuant to the definition provided in the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it is not limited with regard to the portion of its assets that may be invested in the securities of a single issuer. Such larger positions may cause performance to fluctuate to a greater extent than that of a more diversified investment company.

Market Risk:

This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company’s individual situation.

Tax Management Risk:

This is the risk that managing the Fund for after-tax returns may hurt the Fund’s performance on a pre-tax basis. Because tax consequences are considered in making investment decisions for the Fund, the Fund’s pre-tax performance may be lower than that of a similar fund that is not tax-managed.

Foreign Investment Risk:

Investing in securities of foreign issuers involves risks not typically associated with investing in securities of domestic issuers, including foreign exchange risk, regulatory risk and tax risk. Changes in political or social conditions, diplomatic relations, government administrations or economic or monetary policies in the United States or abroad or limitations on the removal of funds or assets may adversely affect the value of the investments in the Fund.

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Securities Lending Risk:

Includes the potential insolvency of the borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform well.

Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed by, Brown Brothers Harriman & Co. or any other bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency.

FUND PERFORMANCE

The Fund is a successor to a mutual fund of the same name, which was a series of BBH Fund, Inc. (the “Predecessor Fund”). The Predecessor Fund was also managed through a separately identifiable department of Brown Brothers Harriman & Co. Performance provided reflects the performance of the Predecessor Fund for periods prior to its reorganization into the Fund, as of the close of business on June 12, 2007. Prior to the reorganization, the Fund did not have any investment operations. Accordingly, the performance information and financial information provided in this Prospectus for the periods prior to that date is historical information of the Predecessor Fund adjusted to reflect the Fund’s anticipated expenses.

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The following bar chart and table give an indication of the risks involved with an investment in the Fund. The bar chart shows changes in the performance of the Fund’s Class N shares from year to year. The table shows how the average annual returns of the Fund’s Class N shares for the periods indicated compared to the Standard & Poor’s 500 Stock Index (“S&P 500”), a broad-based market index.

When you consider this information, please remember that the Fund’s performance (before and after taxes) in past years is not necessarily an indication of how the Fund will perform in the future.

Total Return for Class N Shares (% Per Calendar Year)

Highest Performing Quarter: 16.20% in 3rd quarter of 2009
Lowest Performing Quarter: (18.74)% in 3rd quarter of 2001

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Average Annual Total Returns (Through December 31, 2009)

The total returns provided reflect the performance of the Predecessor Fund for periods prior to its reorganization into the Fund, as of the close of business on June 12, 2007. Prior to the date of the reorganization, the Fund did not have any investment operations. Accordingly, the performance information is historical information of the Predecessor Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Class N Shares
Return Before Taxes	21.60%	5.45%	(0.87)%
Return After Taxes on Distributions	21.51%	5.38%	(0.93)%
Return After Taxes on Distributions and
Sale of Fund Shares**	14.14%	4.45%	(0.69)%

S&P 500 (reflects no deduction of fees,
expenses or taxes)	26.46%	0.42%	(0.95)%

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INVESTMENT ADVISER

Through a separately identifiable department (the “SID” or “Investment Adviser”) registered with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended, Brown Brothers Harriman &Co. (“BBH&Co.”) serves as the Investment Adviser to the Fund. The following individuals are responsible for the day-to-day management of the Fund:

Portfolio Managers

Name	Title	Portfolio Manager of the Fund Since

Richard H. Witmer	Partner	2005
Timothy E. Hartch	Partner	2005
Michael R. Keller	Senior Vice President	2008

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange (“NYSE”) is open). The Fund executes purchases of Fund shares at the current net asset value per share (“NAV”) which is next determined after the Fund receives the purchase order, including acceptable payment for such order. An investor who has an account with an a financial institution with which the Fund has entered into an eligible institution agreement (“Eligible Institution”) or a bank, broker or other financial intermediary with which the Fund or its Shareholder Servicing Agent has contracted (“Financial Intermediary”) may place purchase orders for Fund shares through that Eligible Institution or Financial Intermediary which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. An investor who does not have an account with an Eligible Institution or Financial Intermediary must place purchase orders for Fund shares with the Fund through ALPS Fund Services, Inc. (the “Transfer Agent”), at P.O. Box 46094, Denver, CO 80201.

9

Shareholders may redeem shares held directly in the name of a shareholder on the books of the Fund by submitting a redemption request to the Fund through the Fund’s Transfer Agent. Normally, the Fund pays proceeds resulting from such redemption directly to the shareholder on the next business day after the redemption request is executed. Shareholders must redeem shares held by an Eligible Institution or a Financial Intermediary on behalf of such shareholder pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. The Fund pays proceeds from a redemption to that shareholder’s account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the redemption of Fund shares.

Investment Minimums*

Minimum initial and subsequent purchase amounts vary.

Class N
Initial Purchases	$10,000
Subsequent Purchases	$10,000

* BBH&Co., the Fund’s Shareholder Servicing Agent, may change these investment minimums from time to time. Each Eligible Institution and each Financial Intermediary may establish and amend, from time to time, a minimum initial and a minimum subsequent purchase requirements for its customers, which currently is as low as $1,000.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two.

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PAYMENTS TO BROKER DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund(s) over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

II.	INVESTMENT OBJECTIVE, STRATEGIES, RISKS AND PORTFOLIO HOLDINGS

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide investors with long-term growth of capital on an after-tax basis.

The Fund seeks to generate attractive returns overtime but does not attempt to mirror a benchmark or index.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally will invest in publicly traded equity securities. Equity securities include exchange-traded and over-the counter common stocks and preferred stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities. The Fund invests in equities issued by domestic and foreign firms both directly and in the form of depository receipts representing an interest in these securities.

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The Fund normally seeks to invest in businesses with all, or most, of the following attributes: (i) essential products and services; (ii) loyal customers; (iii) leadership in an attractive market niche or industry; (iv) sustainable competitive advantages; (v) high returns on invested capital; and (vi) strong free cash flow. In addition, the Fund seeks to invest in companies whose managers have high levels of integrity, are excellent operators, and are good capital allocators. The Fund primarily bases its estimates of intrinsic value on analyses of free cash flow and return on invested capital.

The Fund also seeks reasonable diversification by investing in approximately 20-30 different companies that meet its demanding investment criteria. The Fund typically invests in companies with market capitalizations greater than $5 billion that are headquartered in North America, as well as in certain global firms located in other developed regions.

The Investment Adviser seeks to manage the Fund in a tax-efficient manner that enables taxable investors to retain a larger portion of their pre-tax investment returns on an after-tax basis. The Investment Adviser selects companies based on their long-term investment potential and follows a “buy and own” approach. The Fund does not seek to trade in and out of stocks for small gains. Where practicable, the Fund holds investments for at least one year so as to qualify for long-term capital gains.

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How the Investment Adviser selects the Fund’s Investments

The Investment Adviser focuses on investing in established, cash generative businesses that are leading providers of essential products and services. The Investment Adviser seeks to purchase the equity securities of such companies when they are trading at a discount to intrinsic value. The Investment Adviser believes that this approach is an effective way to enjoy the benefits of equity ownership (namely, higher capital appreciation over time) while reducing the risk of permanent capital loss.

The Investment Adviser has a disciplined investment process for selecting and monitoring investments. The Investment Adviser believes that the consistent application of its investment criteria enhances objectivity and reduces the likelihood of investment mistakes. The Investment Adviser has a team of experienced securities analysts who follow specific industry sectors and work collaboratively with each other to identify, analyze, and monitor portfolio companies. The analysts conduct extensive analysis of industry structure and they communicate regularly with knowledgeable industry participants and company management teams to assess whether companies meet the Investment Adviser’s business, management, and valuation criteria. They also explicitly identify key business risks and any variables outside of management’s control. The Investment Adviser’s time horizon when purchasing a company is typically three to five years. Investments are usually sold if they appreciate to levels near the Investment Adviser’s estimate of intrinsic value. The Investment Adviser has designed its investment criteria and processes to reduce the likelihood of a permanent capital loss for each investment.

In response to adverse market, economic, political and other conditions, the Investment Adviser may make temporary investments in liquid short-term increments that are not consistent with the Fund’s investment objective and principal investment strategies. Such investments may prevent the Fund from achieving its investment objectives.

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PRINCIPAL RISKS OF THE FUND

The principal risks of investing in the Fund and the circumstances reasonably likely to adversely affect an investment are described below. The share price of the Fund changes daily, based on market conditions and other factors. A shareholder may lose money by investing in the Fund. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Diversification Risk:

The Fund is classified as “non-diversified” pursuant to the definition provided in the 1940 Act, which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer. The possible assumption of large positions in the securities of a small number of issuers may cause performance to fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market’s assessment of the issuers.

Market Risk:

This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company’s individual situation.

Tax Management Risk:

This is the risk that managing the Fund for after-tax returns may hurt the Fund’s performance on a pre-tax basis. Because the Investment Adviser considers tax conse-

14

quences in making investment decisions for the Fund, the Fund’s pre-tax performance may be lower than that of a similar fund that is not tax-managed.

Foreign Investment Risk:

Investing in equity securities of foreign-based companies involves risks not typically associated with investing in equity securities of companies organized and operated in the United States. These risks include changes in political, social or economic conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations. In some foreign countries, less information is available about foreign issues and markets because of less rigorous accounting and regulatory standards than in the United States. Currency fluctuations could erase investment gain or add to investment losses. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments.

Securities Lending Risk:

Includes the potential insolvency of the borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform well.

Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed by, Brown Brothers Harriman & Co. or any other bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency.

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PORTFOLIO HOLDINGS

The Board of Trustees of the Fund (the “Board”) receives periodic reports from the Investment Adviser concerning arrangements involving the disclosure of portfolio securities.

Information concerning the Fund’s portfolio holdings is available on the Fund’s website at www.bbhfunds.com. A complete listing of the Fund’s portfolio holdings as of the end of each month is posted on the website approximately 15 days after the end of the month and remains posted until replaced by the information for the succeeding month. Monthly portfolio holdings information will remain available and be updated on a continuous basis.

The Fund does not disclose nonpublic information about its holdings to any third party (other than its services providers and authorized governmental or regulatory personnel). A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available on the Fund’s Statement of Additional Information (“SAI”).

You may also access from the “Online Literature/Holdings Report” section of the website, portfolio information as of the end of each of the Fund’s fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

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III.	MANAGEMENT OF THE FUND

BBH&Co., a New York limited partnership, located at 140 Broadway, New York, NY 10005 and established in 1818, serves as the Investment Adviser to the Fund through a separately identifiable department (the “SID”). The SID is registered with the SEC under the Investment Advisers Act of 1940, as amended.

Subject to the general supervision of the Board, the Investment Adviser makes the day-to-day investment decisions for the Fund, places the purchase and sale orders for the portfolio transactions of the Fund, and generally manages the Fund’s portfolio of investments. BBH&Co. provides a broad range of investment management services for customers in the United States and abroad. At December 31, 2009, it managed total assets of approximately $38.2 billion, $264 million of which represents total net assets in the Fund.

In addition to a continuous investment program, BBH&Co. serves as the Fund’s Administrator, which provides administrative services to the Fund, such as officers (including the Fund’s Chief Compliance Officer and Chief Financial Officer), as well as shareholder communications and tax compliance.

Investment Advisory and Administrative Fee

For investment advisory and administrative services, BBH&Co. receives a combined fee, computed daily and payable monthly, equal to 0.80% of the average daily net assets of the Fund. This fee compensates BBH&Co. for its services and its expenses (such as salaries of its personnel).

A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s Annual Report dated October 31, 2009.

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Portfolio Managers

Messrs. Richard H. Witmer, Timothy E. Hartch and Michael R. Keller serve as co-portfolio managers and are responsible for the day-to-day management for the Fund.

Mr. Richard H. Witmer is a Partner of BBH&Co. with 33 years of combined industry and investment experience. Mr. Witmer holds an AB from Brown University and a MBA from Harvard University. He joined BBH&Co. in 1976.

Mr. Timothy E. Hartch is a Partner of BBH&Co. with 14 years of combined industry and investment experience. Mr. Hartch holds an AB from Harvard College and a JD and MBA from the University of Michigan. He joined BBH&Co. in 1996.

Mr. Michael R. Keller is a Senior Vice President of BBH&Co. with 11 years of investment experience. Mr. Keller holds a BSE from Princeton University. Prior to joining BBH&Co. in 2005, he was a senior equity analyst for KeyBanc Capital Markets. Mr. Keller is a CFA charter-holder.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, management of other accounts and ownership of shares of the Fund.

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IV.	SHAREHOLDER INFORMATION

Fund Valuation Policies

The Fund normally determines the Fund’s NAV once daily at 4:00 p.m., Eastern Standard time on each day the NYSE is open for regular trading. The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The determination of the Fund’s NAV is made by subtracting from the value of the total net assets of the Fund the amount of its liabilities and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

The Fund’s NAV may change on days when shareholders will not be able to purchase or redeem Fund shares.

The Fund has a valuation policy, which requires each security to be valued as of the close of the NYSE normally at 4:00 p.m., Eastern Standard time, each business day when determining the Fund’s NAV. The valuation policy further requires that if market quotations are unavailable or available but considered unreliable, then that security price should be overridden and fair valuation price be determined and used.

The Fund generally values fixed income securities according to prices furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. Prices furnished by an independent pricing service are intended to be indicative of the mean between the bid and asked prices currently offered to institutional investors for the securities.

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If quotations are not readily available, the assets are valued at fair value in accordance with procedures established by the Board of the Fund. A security or other asset held by the Fund may also be fair valued if events materially affecting the price of the security or other asset occur between the time the exchange on which the security or other asset is traded closes and the time the Fund values its assets.

Exchange traded options are valued at their most recent sale price on the exchange, or if no such sales are reported, at the average bid price, or if it is not possible to determine the average bid price, at the most recent bid quotation, in the case of purchased options, or at the most recent asked quotation, in the case of written options. Over-the-counter options are valued at: (i) the most recent bid quotation supplied by a leading dealer, in the case of a purchased option; and (ii) at the most recent asked quotation supplied by a leading dealer, in the case of a written option.

Futures are valued at the most recent settlement price on the relevant exchange.

Foreign currency forward contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rates.

“Total rate of return” swap transactions are valued using a model for the transaction developed by the Adviser’s Fixed Income Quantitative Research team.

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Where a market quotation for a portfolio security is not readily available, and no independent pricing service furnishes a price, the value of the security used in computing NAV is its fair value as determined in good faith under procedures approved by the Fund’s Board.

The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Fund’s Investment Adviser determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

If (i) one or more markets in which the Fund’s securities or other assets trade have closed or are disrupted as a result of unusual or extraordinary events or (ii) some other market or economic event causes one or more securities or other assets held by the Fund to experience a significant change in value after the normal close of the market on which the security trades, and (iii) the Fund’s Investment Adviser has determined in good faith that the potential impact of such events on the NAV of the Fund exceeds 1/2 of 1.00%, the security will be fair valued.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

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Description of Share Classes

The Fund offers Class N shares through this Prospectus. Class N shares do not convert to any other class of shares of the Fund.

Account Transactions

Purchase of Shares

The Fund offers its shares on a continuous basis at their NAV without a sales charge. The Fund reserves the right to determine the purchase orders for Fund shares that it will accept. Investors may purchase shares on any day the Fund’s NAV is calculated. The Fund executes purchases of its shares at the current NAV which is next determined after the Fund receives the purchase order, including acceptable payment for such order. Shares are entitled to dividends declared, if any, starting as of the first business day following the day the Fund executes the purchase order on the books of the Fund.

An investor who has an account with an Eligible Institution or a Financial Intermediary may place purchase orders for Fund shares through that Eligible Institution or Financial Intermediary that holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. A transaction fee may be charged by an Eligible Institution or Financial Intermediary on the purchase of Fund shares.

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An investor who does not have an account with an Eligible Institution or Financial Intermediary must place purchase orders for Fund shares with the Fund through the Transfer Agent. Such investor’s order will be priced at the NAV next calculated after the Fund receives payment and that payment has been converted into Federal Funds. Such an investor has such shares held directly in the investor’s name on the books of the Fund and is responsible for arranging for the payment of the purchase price of Fund shares.

Investment Minimums*

Minimum initial and subsequent purchase amounts vary.

Class N
Initial purchases	$10,000
Subsequent purchases	$10,000

* BBH&Co., the Fund’s Shareholder Servicing Agent, may change these investment minimums from time to time. Each Eligible Institution and each Financial Intermediary may establish and amend, from time to time, a minimum initial and a minimum subsequent purchase requirements for its customers, which currently is as low as $1,000.

Redemption of Shares

The Fund executes a redemption request at the current NAV which is next determined after the Fund receives the redemption request. The Fund normally determines the Fund’s NAV daily at 4:00 p.m., Eastern Standard time on each day that the equity markets of the NYSE is open for a full day of trading. Shares continue to earn dividends declared, if any, through the business day that the Fund executes the redemption request on the books of the Fund.

Shareholders must redeem shares held by an Eligible Institution or a Financial Intermediary on behalf of such shareholder pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. The Fund pays proceeds of a redemption to that shareholder’s account at that Eligible Institution or Financial Intermediary

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on a date established by the Eligible Institution or Financial Intermediary. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the redemption of Fund shares.

Shareholders may redeem shares held directly in the name of a shareholder on the books of the Fund by submitting a redemption request to the Fund through the Transfer Agent. The Fund pays proceeds resulting from such redemption directly to the shareholder generally on the next business day after the redemption request is executed.

Redemption Fee

Fund shares that are redeemed within a 30 day holding period will be subject to a redemption fee of 2.00% of the total redemption proceeds. The holding period shall commence on the next business day following the date your purchase order is received by the Fund and shall apply to any redemption made on or before the 30th day from that date. The redemption fee is payable to the Fund and is intended to reduce the impact on remaining investors in the Fund of the costs incurred by the Fund in meeting redemption requests from investors who are not long-term investors. For purposes of determining whether the redemption fee applies, shares held the longest will be redeemed first.

Redemptions by the Fund

The Shareholder Servicing Agent has established a minimum account size of $10,000 for Class N shares, which may be changed from time to time. If the value of a shareholder’s holdings in the Fund falls below the minimum account size because of a redemption of shares,

24

the Fund reserves the right to redeem the shareholder’s remaining shares. If such remaining shares are to be redeemed, the Fund will notify the shareholder and will allow the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed.

Each Eligible Institution and each Financial Intermediary may establish and change from time to time for their respective customers a minimum account size, each of which may be lower than that established by the Shareholder Servicing Agent.

Further Redemption Information

Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

The Fund has reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the Fund makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. The Fund does not expect to make in-kind distributions, but if it does, the Fund will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1.00% of the Fund’s net assets, whichever is less.

The Fund may suspend a shareholder’s right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit.

Frequent Trading Policy

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inop-

25

portune times or maintain excessive short-term or cash positions to support redemptions), dilute the interests of other shareholders, increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated.

The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s shares. As described above, the Fund imposes a 2.00% fee on redemptions of Fund shares made within 30 days of the date of purchase. The Fund also monitors trading in the Fund shares in an effort to identify disruptive trading activity.

In addition, each agreement among the Fund, its distributor, Eligible Institution and Financial Intermediary will contain representations concerning the Eligible Institution’s and Financial Intermediary’s policies and procedures to monitor, deter and report instances of market timing.

No matter how the Fund defines its limits on frequent trading of Fund shares, other purchases and sales of Fund shares, not deemed to be frequent trading, may have adverse effects on the management of the Fund’s portfolio and its performance.

The Fund’s objective is that its redemption fees and restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts

26

in which shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through an Eligible Institution or a Financial Intermediary in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

The Investment Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund shares.

Dividends and Distributions

The Fund normally pays to shareholders substantially all of the Fund’s net income and capital gains if any, once a year. The Fund may pay additional dividends and/or capital gains distributions in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. The Fund pays dividends and capital gains distributions to shareholders of record on the record date.

Unless a shareholder whose shares are held directly in the shareholder’s name on the books of the Fund elects to have dividends and capital gains distributions paid in cash, the Fund automatically reinvests dividends and capital gains distributions in additional Fund shares without reference to the minimum subsequent purchase requirement. There are no sales charges for the reinvestment of dividends.

Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

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Taxes

Redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are normally taxable events. The following table summarizes the tax status to you of certain transactions related to the Fund.

Transaction	Federal Tax Status

Redemption or exchange of shares	Usually capital gain or loss, long-term only if shares owned more than one year

Long-term capital gain distributions	Long-term capital gain

Dividends, term, capital gain rates	Ordinary income, potentially taxable at long-term

Distributions attributable to short-term capital gains are treated as dividends, normally taxable as ordinary income. Ordinary income dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in Fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the Fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax-exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations. Long term capital gain distributions are taxable to you as long-term capital gains regardless of how long you have owned your

28

shares. You may want to avoid buying shares when the Fund is about to declare a capital gain distribution or a dividend because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the Fund will provide you with information about the distributions and dividends you received and any redemption of shares during the previous year.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the Fund.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the Fund.

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V.	FINANCIAL HIGHLIGHTS

The Financial Highlights provided reflect the performance of the Predecessor Fund for periods prior to its reorganization into the Fund, as of the close of business on June 12, 2007. Prior to the date of the reorganization, the Fund did not have any investment operations. Accordingly, the performance information is historical information of the Predecessor Fund.

The Financial Highlights table is intended to help an investor understand the financial performance of the Fund for the past five years. The information in the financial highlights table relates to Class N shares of the Fund. Certain information reflects financial results for a single Class N share. The total returns in the table represent the rate that an investor would have earned on an investment in Class N shares (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report which is available upon request.

Selected per share data and ratios for a Class N share outstanding throughout each year

	For the years ended October 31,

	2009	2008	2007	2006	2005
Net asset value, beginning of year	$10.71	$13.71	$11.74	$10.20	$9.30

Income from investment operations:
Net investment income[1]	0.06	0.01	0.02	0.04	0.05
Net realized and unrealized
gain (loss)	1.25	(2.99)	2.00	1.51	0.91

Total income (loss) from
investment operations	1.31	(2.98)	2.02	1.55	0.96

Less dividends and distributions:
From net investment income	(0.02)	(0.02)	(0.05)	(0.01)	(0.06)
From net realized gains	(0.07)	–	–	–	–

Total distributions	(0.09)	(0.02)	(0.05)	(0.01)	(0.06)

Net asset value, end of year	$11.93	$10.71	$13.71	$11.74	$10.20

Total return	12.44%	(21.76)%	17.25%	15.18%	10.31%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$237	$166	$122	$83	$62
Ratio of expenses to average
net assets	1.19%[2]	1.16%[2]	1.16%[2]	1.19%[2]	1.22%[2,3]
Ratio of net investment income to
average net assets	0.61%	0.14%	0.18%	0.45%	0.47%
Portfolio turnover rate	15%	31%	18%	53%	59%

[1]	Calculated using average shares outstanding for the year.

[2]

For years ended October 31, 2009, 2008, 2007, 2006 and 2005, the Fund’s expenses were reduced through an expense offset arrangement with the Fund’s custodian. Had this arrangement not been in place, the actual expense ratio of the Fund would have been 1.21%, 1.18%, 1.19%, 1.24% and 1.27%, respectively.

[3]	Had the expense reimbursement agreement, which terminated on December 31, 2004, not been in place, the ratio of expenses to average net assets would have been 1.24%.

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MORE INFORMATION ON THE FUND IS AVAILABLE FREE UPON REQUEST, INCLUDING THE FOLLOWING:

Annual/Semi-Annual Report

The Fund’s Annual and Semi-Annual Reports to Shareholders describe the Fund’s investments, performance and list portfolio holdings. The Fund’s Annual Report contains a letter from the Fund’s Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund’s performance during its last fiscal year.

To reduce expenses, we mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-625-5759 or if your shares are held through a financial institution please contact them directly. We will begin sending you individual copies three business days after receiving your request.

Statement of Additional Information

The SAI provides more details about the Fund and its policies and information on the Fund’s non-principal investment strategies. A current SAI is on file with the SEC and is incorporated by reference (is legally considered part of this Prospectus).

To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge or to make shareholder inquiries:

By telephone:	Call 1-800-625-5759

By mail write to the Fund’s Shareholder Servicing Agent:
Brown Brothers Harriman & Co.
140 Broadway
New York, New York 10005

By E-mail send your request to:	bbhfunds@bbh.com

On the Internet:

Certain Fund documents, including a recent statement of Fund holdings, can be viewed online or downloaded from Fund’s website at: http://www.bbhfunds.com.

Information about the Fund (including the SAI) can be reviewed and copied by visiting the SEC’s Public Reference Room in Washington, DC. Additionally, information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-21829

Prospectus
FEBRUARY 28, 2010

BBH INTERNATIONAL EQUITY FUND
CLASS N SHARES (TICKER BBHEX)
CLASS I SHARES (TICKER BBHLX)

These Securities Have Not Been Approved Or Disapproved By The Securities And Exchange Commission (“SEC”) Or Any State Securities Commission, Nor Has The SEC Or Any State Securities Commission Passed Upon The Accuracy Or Adequacy Of This Prospectus. Any Representation To The Contrary Is A Criminal Offense.

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I.	BBH INTERNATIONAL EQUITY FUND SUMMARY

INVESTMENT OBJECTIVE

The investment objective of the BBH International Equity Fund (the “Fund”) is to provide investors with long-term maximization of total return, primarily through capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold the Fund’s Class N and Class I shares.

Shareholder Fees
(Fees paid directly from your investment)
	Class N	Class I
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) imposed on reinvested dividends	None	None
Redemption Fee on shares held less than 30 days after purchase
(as a percentage of amount redeemed, if applicable)	2.00%	2.00%
Exchange Fee	None	None

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Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I
Management and Administrative Services Fee	0.80%	0.80%
Distribution (12b-1) Fee	None	None
Other Expenses	0.38%	0.13%

Total Annual Fund Operating Expenses	1.18%	0.93%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund’s Class N and Class I shares to the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund’s Class N and Class I shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund’s Class N and Class I shares remain. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$120	$375	$649	$1,432
Class I Shares	$ 95	$296	$515	$1,143

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances at least 80% of the net assets of the Fund, plus any borrowings for investment purposes, are invested in equity securities of companies in the developed markets of the world, excluding the United States. Developed markets are those markets included in the Morgan Stanley Capital International—Europe, Australasia, and Far East Index (“MSCI-EAFE”) and Canada. The Fund will invest its assets in companies that are economically tied to at least twelve countries from different geographic regions throughout the world. The Fund may also from time to time invest up to 15% of its assets, at the time of purchase, in emerging markets of the world.

The Fund employs a “manager of managers” approach whereby portions of the Fund are allocated to different investment sub-advisers who employ investment styles broadly aligned with the investment adviser’s principles of equity investing. The Fund currently uses one sub-adviser that employs a growth style and one that employs a value style. In addition, the investment adviser may also manage a portion of the Fund’s assets in a core style of investing.

The Fund buys and sells securities denominated in currencies other than the U.S. dollar. Interest, dividends and sale proceeds on such securities are received in currencies other than the U.S. dollar. The Fund enters into foreign currency exchange transactions from time to time to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund may purchase currency forwards for the purpose of hedging the value of securities purchased or intended to be purchased.

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PRINCIPAL RISKS OF THE FUND

Some of the principal risks of investing in the Fund and the circumstances reasonably likely to adversely affect an investment are briefly described below. The share price of the Fund changes daily, based on market conditions and other factors. A shareholder may lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

Developing Countries Risk:

The Fund may invest up to 15% of the assets of the Fund in securities of issuers based in developing countries. The risks include (i) expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small current size of the securities markets and lower trading volume; (iii) certain national policies related to national interests, which may restrict investment opportunities; and (iv) the absence of developed legal structures governing private or foreign investment and private property.

Diversification Risk:

The Fund is classified as “non-diversified” pursuant to the definition provided in the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it is not limited with regard to the portion of its assets that may be invested in the securities of a single issuer. Such larger positions may cause performance to fluctuate to a greater extent than that of a more diversified investment company.

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Foreign Currency Risk:

The value of non-U.S. dollar denominated securities held by the Fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the holding increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. The Fund may purchase currency forwards to hedge the value of securities purchased.

Foreign Investment Risk:

Investing in securities of foreign issuers involves risks not typically associated with investing in securities of domestic issuers, including foreign exchange risk, regulatory risk and tax risk. Changes in political or social conditions, diplomatic relations, government administrations or economic or monetary policies in the United States or abroad or limitations on the removal of funds or assets may adversely affect the value of the investments in the Fund.

Market Risk:

This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company’s individual situation.

Multi-Manager Risk:

The investment styles of the Fund’s sub-advisers may not complement each other as expected by the investment adviser. The Fund’s exposure to a particular stock, industry or technique could be greater or smaller than if the Fund had a single adviser.

7

Securities Lending Risk:

Includes the potential insolvency of the borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform well.

Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed by, Brown Brothers Harriman & Co. or any other bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency.

FUND PERFORMANCE

The Fund is a successor to a mutual fund of the same name, which was a series of BBH Fund, Inc. (the “Predecessor Fund”). The Predecessor Fund was also managed through a separately identifiable department of Brown Brothers Harriman & Co. Performance provided reflects the performance of the Predecessor Fund for periods prior to its reorganization into the Fund, as of the close of business on June 12, 2007. Prior to the reorganization, the Fund did not have any investment operations. Accordingly, the performance information and financial information provided in this Prospectus for the periods prior to that date is historical information of the Predecessor Fund adjusted to reflect the Fund’s anticipated expenses.

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The following bar chart and tables give an indication of the risks involved with an investment in the Fund. The bar chart shows changes in the performance of the Fund’s Class N shares from year to year. The tables show how the average annual returns for the Fund’s Class N and Class I shares for the periods indicated compare to those of a broad measure of market performance.

When you consider this information, please remember that the Fund’s performance (before and after taxes) in past years is not necessarily an indication of how the Fund will perform in the future.

Total Return for Class N Shares (% Per Calendar Year)

Highest Performing Quarter:      19.44% in 2nd quarter of 2009
Lowest Performing Quarter:      (18.80)% in 4th quarter of 2008

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Average Annual Total Returns (Through December 31, 2009)

The total returns provided reflect the performance of the Predecessor Fund for periods prior to its reorganization into the Fund, as of the close of business on June 12, 2007. Prior to the date of the reorganization, the Fund did not have any investment operations. Accordingly, the performance information is historical information of the Predecessor Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns for Class I Shares will differ from those shown above for Class N Shares. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Class N Shares
Return Before Taxes	29.68%	4.82%	4.84%
Return After Taxes on Distributions	29.54%	3.97%	(0.20)%
Return After Taxes on Distributions and
Sale of Fund Shares**	19.83%	3.84%	0.18%

Class I Shares
Return Before Taxes	30.03%	5.09%	5.14%

MSCI-EAFE Index (reflects no deduction for
fees, expenses or taxes)	31.78%	3.54%	4.87%

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INVESTMENT ADVISER

Through a separately indentifiable department (the “SID” or “Investment Adviser”) registered with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended, Brown Brothers Harriman & Co. (“BBH&Co.”) serves as the Investment Adviser to the Fund. The Investment Adviser allocates the Fund’s assets among the Fund’s sub-advisers—currently, Walter Scott & Partners Limited (“Walter Scott”) and Mondrian Investment Partners Limited (“Mondrian”) (each a “Sub-adviser”, collectively the “Sub-advisers”), who manage the day-to-day investments of the Fund.

Portfolio Managers

		Portfolio Manager
Sub-Adviser	Name	of the Fund Since	Title

Walter Scott	Dr. Kenneth Lyall	2004	Chairman
	Jane Henderson	2004	Managing Director
	Ian Clark	2004	Founder and Director
	Rodger Nisbet	2004	Deputy Chairman
	Roy Leckie	2004	Director

Mondrian	Elizabeth A. Desmond	2004	Director
	Fiona Barwick	2009	Deputy Head

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange (“NYSE”) is open). The Fund executes purchases of Fund shares at the current net asset value per share (“NAV”) which is next determined after the Fund receives the purchase order, including acceptable payment for such order. An investor who has an account with a financial institution with which the Fund has entered into an eligible institution agreement (“Eligible Institution”) or a bank, broker or other financial intermediary with which the Fund or its Shareholder Servicing Agent has contracted (“Financial Intermediary”) may place purchase orders for Fund shares through that

11

Eligible Institution or Financial Intermediary which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. An investor who does not have an account with an Eligible Institution or Financial Intermediary must place purchase orders for Fund shares with the Fund through ALPS Fund Services, Inc. (the “Transfer Agent”), P.O. Box 46094, Denver, CO 80201.

Shareholders may redeem shares held directly in the name of a shareholder on the books of the Fund by submitting a redemption request to the Fund through the Fund’s Transfer Agent. Normally, the Fund pays proceeds resulting from such redemption directly to the shareholder on the next business day after the redemption request is executed. Shareholders must redeem shares held by an Eligible Institution or a Financial Intermediary on behalf of such shareholder pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. The Fund pays proceeds from a redemption to that shareholder’s account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the redemption of Fund shares. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the redemption of Fund shares.

12

Investment Minimums*

Minimum initial and subsequent purchase amounts vary depending on the class of shares you buy.

	Class N	Class I
Initial Purchases	$10,000	$5,000,000
Subsequent Purchases	$10,000	$ 25,000

* BBH&Co., the Fund’s Shareholder Servicing Agent, may change these investment minimums from time to time. Each Eligible Institution and each Financial Intermediary may establish and amend, from time to time, a minimum initial and a minimum subsequent purchase requirement for its customers which currently is as low as $1,000.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two.

PAYMENTS TO BROKER DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other Financial Intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund(s) over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

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II.	INVESTMENT OBJECTIVE, STRATEGIES, RISKS AND PORTFOLIO HOLDINGS

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide investors with long-term maximization of total return, primarily through capital appreciation.

The Fund seeks to generate attractive returns over time but does not attempt to mirror a benchmark or an index.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, at least 80% of the net assets of the Fund, plus any borrowings for investment purposes, are invested in equity securities of companies in the developed markets of the world, excluding the United States. Developed markets are those markets included in the MSCI-EAFE Index. The Fund will invest its assets in companies that are economically tied to at least twelve countries from different geographic regions throughout the world. The Fund may also from time to time invest up to 15% of its assets, at the time of purchase, in emerging markets of the world. Although the Fund is expected to invest primarily in common stocks, it may also purchase other securities with equity characteristics, including securities convertible into common stock, rights and warrants. The Fund may purchase these equity securities directly or in the form of American Depository Receipts (“ADRs”),

14

Global Depositary Receipts or other similar securities representing securities of foreign-based companies, national security exchanges or over-the-counter markets.

The Fund employs a “manager of managers” approach whereby portions of the Fund are allocated to different investment sub-advisers (each one a “Sub-adviser”, or collectively the “Sub-advisers”) who employ investment styles broadly aligned with the Investment Adviser’s principles of equity investing. The Fund currently uses one Sub-adviser that employs a growth style and one that employs a value style. In addition, the Investment Adviser may also manage a portion of the Fund’s assets in a core style of investing.

Value style emphasizes investments in equity securities of companies that appear to be undervalued relative to their estimated intrinsic value based on earnings, book or asset value, revenues, and cash flow. Growth style emphasizes investments in equity securities of companies with above-average earnings growth prospects. Core style emphasizes selection of securities from the broad equity market in order to replicate country and sector weightings of a broad international market index. The Sub-advisers will select the individual equity securities for the assets assigned to them.

Other sub-advisers may be added in the future to complement these styles. The investment adviser monitors the allocation between the Sub-advisers to achieve its diversification goals, and may rebalance assets among Sub-advisers from time-to-time based on its assessment of market trends with the objective of enhancing the total rate of return over a full market cycle and dampening return volatility. The investment adviser monitors the Sub-advisers by reviewing their portfolio performance and characteristics, changes in key personnel and other relevant topics. Quantitative evaluations, including evaluations of performance and portfolio characteristics, will be performed at least quarterly.

15

The Investment Adviser may invest the Fund’s assets that it manages in stock index futures, equity index swaps, exchange traded funds or other similar investments to expose those assets to the performance of the international equity markets or market sectors. The Investment Adviser also manages the Fund’s liquidity reserves and invests those reserves in liquid short-term investments, including deposits with its custodian and other banks.

The Fund buys and sells securities denominated in currencies other than the U.S. dollar. Interest, dividends and sale proceeds on such securities are received in currencies other than the U.S. dollar. The Fund enters into foreign currency exchange transactions from time to time to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund may purchase currency forwards for the purpose of hedging the value of securities purchased or intended to be purchased.

In response to adverse market, economic, political and other conditions, the investment adviser may make temporary investments for the Fund that are not consistent with its investment objective and principal investment strategies. Such investments may prevent the Fund from achieving its investment objective.

Because the Fund refers to equity investments in its name, it will notify shareholders at least 60 days in advance of any changes in its investment policies that would enable the Fund to invest less than 80% of its assets in equity securities under normal circumstances.

16

PRINCIPAL RISKS OF THE FUND

The principal risks of investing in the Fund and the circumstances reasonably likely to adversely affect an investment are described below. The share price of the Fund changes daily, based on market conditions and other factors. A shareholder may lose money by investing in the Fund. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Developing Countries Risk:

The Fund may invest up to 15% the assets of the Fund in securities of issuers based in developing countries. Investments in securities of issuers in developing countries may involve a high degree of risk and many may be considered speculative. These investments carry all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include (i) expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small current size of the markets for securities of issuers in developing countries and the currently low or non-existent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies, which may restrict the Funds’ investment opportunities including restrictions on investing in issuers or industries, deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property.

Diversification Risk:

The Fund is classified as “non-diversified” pursuant to the definition provided in the 1940 Act, which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer. The possible assumption of large positions in the securities of a small number of issuers may cause performance to fluctuate

17

to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market’s assessment of the issuers.

Foreign Currency Risk:

The value of non-U.S. dollar denominated securities held by the Fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the holding increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. The Fund may purchase currency forwards to hedge the value of securities purchased.

Foreign Investment Risk:

Investing in securities of foreign issuers involves risks not typically associated with investing in securities of domestic issuers, including foreign exchange risk, regulatory risk and tax risk. Changes in political or social conditions, diplomatic relations, or limitations on the removal of funds or assets may adversely affect the value of the investments in the Fund. Changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of Fund securities and could favorably or unfavorably affect the Fund’s operations. The economies of individual foreign nations differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Interest paid by foreign issuers may be

18

subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to interest paid to the Fund by domestic issuers.

Because foreign securities generally are denominated and pay interest in foreign currencies, and the Fund holds various foreign currencies from time to time, the value of the assets of the Fund as measured in U.S. dollars is affected favorably or unfavorably by changes in exchange rates. The Fund also incurs costs in connection with conversion between various currencies.

Market Risk:

This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company’s individual situation.

Multi-Manager Risk:

The investment styles of the Fund’s Sub-advisers may not complement each other as expected by the investment adviser. The Fund’s exposure to a particular stock, industry or technique could be greater or smaller than if the Fund had a single adviser.

Securities Lending Risk:

Includes the potential insolvency of the borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform well.

Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed by, Brown Brothers Harriman & Co. or any other bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency.

19

PORTFOLIO HOLDINGS

The Board of Trustees of the Fund (the “Board”) receives periodic reports from the Investment Adviser concerning arrangements involving the disclosure of portfolio securities.

Information concerning the Fund’s portfolio holdings is available on the Fund’s at www.bbhfunds.com. A complete listing of the Fund’s portfolio holdings as of the end of each month is posted on the website approximately 15 days after the end of the month and remains posted until replaced by the information for the succeeding month. Monthly portfolio holdings information will remain available and be updated on a continuous basis.

The Fund does not disclose nonpublic information about its holdings to any third party (other than its services providers and authorized governmental or regulatory personnel). A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available on the Fund’s Statement of Additional Information (“SAI”).

You may also access from the “Online Literature/Holdings Report” section of the website, portfolio information as of the end of each of the Fund’s fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

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III.	MANAGEMENT OF THE FUND

BBH&Co., a New York limited partnership, located at 140 Broadway, New York, NY 10005 and established in 1818, serves as the Investment Adviser to the Fund through a separately identifiable department (the “SID”). The SID is registered with the SEC under the Investment Advisers Act of 1940, as amended. BBH&Co. provides a broad range of investment management services for customers in the United States and abroad. At December 31, 2009, it managed total assets of approximately $38.2 billion, $552 million of which represents total net assets in the Fund.

BBH&Co. employs a “manager-of-managers” investment approach, whereby it allocates the Fund’s assets among the Fund’s Sub-advisers—currently, Walter Scott and Mondrian. Subject to the general supervision by the Fund’s Board, the Investment Adviser oversees the Sub-advisers and evaluates their performance results. The Investment Adviser reviews portfolio performance, characteristics, changes in key personnel of the Sub-advisers and any other relevant topics. The Investment Adviser also analyzes and monitors economic trends and monetary policy on a continuous basis. The holdings of the Fund and the allocation of assets to the Sub-advisers are regularly reviewed with the objective of enhancing the total rate of return over a full market cycle and dampening return volatility.

21

The Sub-Advisers

Pursuant to Sub-Advisory Agreements with the Investment Adviser, the Sub-advisers make the day-to-day investment decisions for the Fund, place the purchase and sale orders for the portfolio transactions of the Fund, and generally manage the Fund’s portfolio of investments. Mondrian is responsible for managing the value component of the Fund while Walter Scott is responsible for managing the growth component of the Fund. The names and addresses of the Sub-advisers and certain information about the portfolio manager or portfolio management team for the Fund are set forth below.

	Portfolio Manager/ Portfolio	Fund
	Management Team Members, Title,	Manager
Sub-Adviser	Past 5 Years’ Business Experience	Since

Walter Scott &	Dr. Kenneth Lyall	2004
Partners Limited	Chairman
One Charlotte Square,	Rodger Nisbet	2004
Edinburgh, EH2 4DZ	Deputy Chairman
Scotland, UK	Ian Clark	2004
	Founder and Director
	Jane Henderson	2004
	Managing Director
	Roy Leckie	2004
	Director

Mondrian Investment	Elizabeth A. Desmond	2004
Partners Limited	Director, Chief Investment Officer
10 Gresham Street,	International Equities
London EC2V 7JD	Fiona A. Barwick
UK	Deputy Head, International Equities	2009

22

The Fund’s Statement of Additional Information (“SAI”) provides additional information about the Portfolio Managers’ compensation, management of other accounts, and ownership of shares of the Fund.

Investment Advisory and Administrative Fee

For investment advisory and administrative services, BBH&Co. receives a combined fee, computed daily and payable monthly, equal to 0.80% of the average daily net assets of the Fund. This fee compensates BBH&Co. for its services and its expenses (such as salaries of personnel). The Investment Adviser pays a subadvisory fee to each Sub-adviser out of its own assets. The Fund is not responsible for paying any portion of the subadvisory fee to either Sub-adviser.

A discussion of the Board’s review of the Fund’s investment advisory and sub-advisory agreements is available in the Fund’s Annual Report dated October 31, 2009.

Pursuant to an exemptive order the Fund and BBH&Co. received from the SEC, the Investment Adviser may select and replace sub-advisers and amend sub-advisory agreements without obtaining shareholder approval.

IV.	SHAREHOLDER INFORMATION

Fund Valuation Policies

The Fund normally determines the Fund’s NAV per share once daily at 4:00 p.m., Eastern Standard time on each day that the equity markets of the New York Stock Exchange (“NYSE”) and London Stock Exchange are both open for a full day of trading. The determination of the Fund’s NAV is made by subtracting from the value of the total assets of the Fund the amount of its liabilities and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

23

The Fund’s NAV may change on days when shareholders will not be able to purchase or redeem Fund shares.

The Fund may use a systematic fair value model provided by an independent third party to value international securities.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Description of Share Classes

The Fund offers Class N shares and Class I shares through this Prospectus each representing interests in a single portfolio of securities. Currently, purchases of Class I shares are only available to existing Class I shareholders. Class N shares and Class I shares of the Fund have different operating expenses, which affect their performance. Neither Class N shares nor Class I shares convert to any other class of shares of the Fund.

Account Transactions

Purchase of Shares

The Fund offers shares on a continuous basis at their NAV without a sales charge. The Fund reserves the right to determine the purchase orders for Fund shares that it will accept. Investors may purchase shares on any day the Fund’s NAV is calculated. The Fund executes purchases of Fund shares at the current NAV which is next determined after the Fund receives the purchase order, including

24

acceptable payment for such order. Shares are entitled to dividends declared, if any, starting as of the first business day following the day the Fund executes the purchase order on the books of the Fund.

An investor who has an account with an Eligible Institution or a Financial Intermediary may place purchase orders for Fund shares through that Eligible Institution or Financial Intermediary that holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the purchase of Fund shares.

An investor who does not have an account with an Eligible Institution or Financial Intermediary must place purchase orders for Fund shares with the Fund through the Fund’s Transfer Agent. Such investor’s order will be priced at the NAV next calculated after the Fund receives payment and that payment has been converted into Federal Funds. Such an investor has such shares held directly in the investor’s name on the books of the Fund and is responsible for arranging for the payment of the purchase price of Fund shares.

Investment Minimums*

Minimum initial and subsequent purchase amounts for the Fund vary depending on the class of shares you buy.

	Class N	Class I

Initial purchases	$10,000	$5,000,000
Subsequent Purchases	$10,000	$ 25,000

* BBH&Co. as the Fund’s Shareholder Servicing Agent, may change these investment minimums from time to time. Each Eligible Institution and each Financial Intermediary may establish and amend from time to time a minimum initial and a minimum subsequent purchase requirements for its customers, which currently is as low as $1,000.

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Redemption of Shares

The Fund executes a redemption request at the current NAV which is next determined after the Fund receives the redemption request. The Fund normally determines the Fund’s NAV daily at 4:00 p.m., Eastern Standard time on each day that the equity markets of the NYSE and LSE are both open for a full day of trading. Shares continue to earn dividends declared, if any, through the business day that the Fund executes the redemption request on the books of the Fund.

Shareholders must redeem shares held by an Eligible Institution or a Financial Intermediary on behalf of such shareholder pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. The Fund pays proceeds from a redemption to that shareholder’s account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the redemption of Fund shares.

Shareholders may redeem shares held directly in the name of a shareholder on the books of the Fund by submitting a redemption request to the Fund through the Transfer Agent. The Fund pays proceeds resulting from such redemption directly to the shareholder generally on the next business day after the redemption request is executed.

Redemption Fee

Fund Shares that are redeemed within a 30 day holding period will be subject to a redemption fee of 2.00% of the total redemption proceeds. The holding period shall

26

commence on the next business day following the date your purchase order is received by the Fund and shall apply to any redemption made on or before the 30th day from that date. The redemption fee is payable to the Fund and is intended to reduce the impact on remaining investors in the Fund of the costs incurred by the Fund in meeting redemption requests from investors who are not long-term investors. For purposes of determining whether the redemption fee applies, shares held the longest will be redeemed first.

Redemptions by the Fund

The Shareholder Servicing Agent has established a minimum account size of $10,000 for Class N shares and $5,000,000 for Class I shares of the Fund, which may be changed from time to time. If the value of a shareholder’s holdings in the Fund falls below that amount because of a redemption of shares, the Fund reserves the right to redeem the shareholder’s remaining shares. If such remaining shares are to be redeemed, the Fund will notify the shareholder and will allow the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed.

Each Eligible Institution and each Financial Intermediary may establish and change from time to time for their respective customers a minimum account size, each of which may be lower than that established by the Shareholder Servicing Agent.

Further Redemption Information

Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

The Fund has reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the Fund makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. The Fund does not

27

expect to make in-kind distributions, but if it does, the Fund will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the Fund’s net assets, whichever is less. The Fund may suspend a shareholder’s right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit.

Frequent Trading Policy

Frequent or short-term trading into and out of the Fund, or Time-zone arbitrage (i.e. the nearly simultaneous purchase and sale of foreign securities in different markets in order to profit from price discrepancies between the time as of which the price of the portfolio security is determined and the NYSE closing time as of which the Fund’s NAV is computed), can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), dilute the interests of other shareholders, increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated.

The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s shares. As described above, the Fund

28

imposes a 2.00% fee on redemptions of Fund Shares made within 30 days from the date of purchase. The Fund also monitors trading in Fund shares in an effort to identify disruptive trading activity.

In addition, each agreement among the Fund, its distributor, Eligible Institution and Financial Intermediary will contain representations concerning the Eligible Institution’s and Financial Intermediary’s policies and procedures to monitor, deter and report instances of market timing.

No matter how the Fund defines its limits on frequent trading of Fund shares, other purchases and sales of Fund shares, not deemed to be frequent trading, may have adverse effects on the management of the Fund’s portfolio and its performance.

The Fund’s objective is that its redemption fees and restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through an Eligible Institution or a Financial Intermediary in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

The Investment Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund shares.

Dividends and Distributions

The Fund normally pays to shareholders substantially all of the Fund’s net income and capital gains if any, once a year. The Fund may pay additional dividends and/or capital gains distribution in a given year to the extent

29

necessary to avoid the imposition of federal excise tax on the Fund. The Fund pays dividends and capital gains distributions to shareholders of record on the record date.

Unless a shareholder whose shares are held directly in the shareholder’s name on the books of the Fund elects to have dividends and capital gains distributions paid in cash, the Fund automatically reinvests dividends and capital gains distributions in additional Fund shares without reference to the minimum subsequent purchase requirement. There are no sales charges for the reinvestment of dividends.

Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

Taxes

Redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are normally taxable events. The following table summarizes the tax status to you of certain transactions related to the Fund.

Transaction	Federal Tax Status

Redemption or	Usually capital gain or loss,
exchange of shares	exchange of shares long-term
only if shares owned more than
one year

Long-term capital	Long-term capital gain
gain distributions

Dividends, term	Ordinary income, potentially
capital gain rates	taxable at long-term

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Distributions attributable to short-term capital gains are treated as dividends, normally taxable as ordinary income. Ordinary income dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in Fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the Fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax-exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations. Long term capital gain distributions are taxable to you as long-term capital gains regardless of how long you have owned your shares. You may want to avoid buying shares when the Fund is about to declare a capital gain distribution or a dividend because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the Fund will provide you with information about the distributions and dividends you received and any redemption of shares during the previous year.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the Fund.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the Fund.

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V.	FINANCIAL HIGHLIGHTS

The Financial Highlights provided reflect the performance of the Predecessor Fund for periods prior to its reorganization into the Fund, as of the close of business on June 12, 2007. Prior to the date of the reorganization, the Fund did not have any investment operations. Accordingly, the performance information is historical information of the Predecessor Fund.

The Financial Highlights tables are intended to help an investor understand the Fund’s Class N shares and Class I shares financial performance for the past five years or since inception, if the life of the Fund is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the Fund's annual report which is available upon request.

Selected per share data and ratios for a Class N share outstanding throughout each year

	For the years ended October 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$10.73	$18.53	$15.71	$12.59	$10.96

Income from investment operations:
Net investment income[1]	0.21	0.32	0.28	0.25	0.18
Net realized and unrealized
gain (loss)	1.74	(7.06)	2.95	3.07	1.54

Total income (loss) from
investment operations	1.95	(6.74)	3.23	3.32	1.72

Less dividends and distributions:
From net investment income	(0.37)	(0.27)	(0.24)	(0.20)	(0.09)
From net realized gains	(0.33)	(0.79)	(0.17)	–	–

Total dividends and distributions	(0.70)	(1.06)	(0.41)	(0.20)	(0.09)

Net asset value, end of year	$11.98	$10.73	$18.53	$15.71	$12.59

Total return	19.69%	(38.30)%	21.01%	26.62%	15.77%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$471	$412	$700	$524	$356
Ratio of expenses to average
net assets	1.18%[2]	1.13%[2]	1.17%[2]	1.11%[2]	1.23%
Ratio of net investment income to
average net assets	2.04%	2.09%	1.64%	1.76%	1.49%
Portfolio turnover rate	34%	19%	16%	10%	5%

[1]	Calculated using average shares outstanding for the year.
[2]

The ratio of expenses to average net assets for the years ended October 31, 2009, 2008, 2007 and 2006 reflect fees reduced as a result of an expense offset arrangement with the Fund’s custodian. Had this arrangement not been in place, this ratio would have been 1.19%, 1.13%, 1.17%, and 1.17%, respectively.

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Selected per share data and ratios for a Class I share outstanding throughout each year

	For the years ended October 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$10.77	$18.59	$15.76	$12.62	$10.98

Income from investment operations:
Net investment income[1]	0.24	0.35	0.32	0.29	0.21
Net realized and unrealized
gain (loss)	1.75	(7.07)	2.96	3.07	1.54

Total income (loss) from
investment operations	1.99	(6.72)	3.28	3.36	1.75

Less dividends and distributions:
From net investment income	(0.42)	(0.31)	(0.28)	(0.22)	(0.11)
From net realized gains	(0.33)	(0.79)	(0.17)	–	–

Total dividends and distributions	(0.75)	(1.10)	(0.45)	(0.22)	(0.11)

Net asset value, end of year	$12.01	$10.77	$18.59	$15.76	$12.62

Total return	20.01%	(38.12)%	21.28%	26.98%	16.05%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$39	$26	$45	$40	$34
Ratio of expenses to average
net assets	0.93%[2]	0.88%[2]	0.91%[2]	0.87%[2]	0.98%
Ratio of net investment income to
average net assets	2.29%	2.32%	1.87%	2.02%	1.73%
Portfolio turnover rate	34%	19%	16%	10%	5%

[1]	Calculated using average shares outstanding for the year.
[2]

The ratio of expenses to average net assets for the years ended October 31, 2009, 2008, 2007 and 2006 reflect fees reduced as a result of an expense offset arrangement with the Fund’s custodian. Had this arrangement not been in place, this ratio would have been 0.93%, 0.88%, 0.91%, and 0.94%, respectively.

33

MORE INFORMATION ON THE FUND IS AVAILABLE FREE UPON REQUEST, INCLUDING THE FOLLOWING:

Annual/Semi-Annual Report

The Fund’s Annual and Semi-Annual Reports to Shareholders describe the Fund’s investments, performance and list portfolio holdings. The Fund’s Annual Report contains a letter from the Fund’s Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund’s performance during its last fiscal year.

To reduce expenses, we mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-625-5759 or if your shares are held through a financial institution please contact them directly. We will begin sending you individual copies three business days after receiving your request.

Statement of Additional Information

The SAI provides more details about the Fund and its policies and information on the Fund’s non-principal investment strategies. A current SAI is on file with the SEC and is incorporated by reference (is legally considered part of this Prospectus).

To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge or to make shareholder inquiries:

By telephone:	Call 1-800-625-5759

By mail write to the Fund’s Shareholder Servicing Agent:

Brown Brothers Harriman & Co. 140 Broadway New York, New York 10005

By E-mail send your request to:	bbhfunds@bbh.com

On the Internet:

Certain Fund documents, including a recent statement of Fund holdings, can be viewed online or downloaded from Fund’s website at: http://www.bbhfunds.com.

Information about the Fund (including the SAI) can be reviewed and copied by visiting the SEC’s Public Reference Room in Washington, DC. Additionally, information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-21829